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                                                                  Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-105873, 333-91464, 333-84720, 333-59248,
333-43160, 333-86649, 333-65051, 333-44265, 333-38025 and 033-94138) and Form
S-3 (No. 333-84430) of Harmonic Inc. of our report dated March 5, 2004, relating to the financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
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PRICEWATERHOUSECOOPERS LLP

San Jose, California
March 5, 2004